LEGG MASON GLOBAL GOVERNMENT TRUST

December 31, 1996 - December 31, 1997 (one year)
  Cumulative Total Return:

   ERV  = (9.60 x  1.409230777) - (10.41 x 1.321956475)  x 1000 + 1000 = 983.06
           --------------------------------------------
                  (10.32 x 1.232199094)

   P    = 1000

   C    = 983.06   -  1  = -0.0169446 = -1.69%
          ------                        -----
          1000

Average Annual Return:              Same

April 15, 1993 - December 31, 1997 (life of fund)
  Cumulative Total Return:

   ERV  = (9.60 x 1.409230777) - (10.00 x 1.0) x 1000 + 1000  = 1352.86
           -----------------------------------
                     (10.00 x 1.0)

   P    = 1000

   P    = 1352.86   -  1  =  0.35286  = 35.29%
          -------                       -----
           1000

Average Annual Return:

                      1
                  ---------
    (0.35286 + 1) (4.71506)   -  1 = 0.0662  = 6.62%
                                               ----

                     LEGG MASON INTERNATIONAL EQUITY TRUST

December 31, 1996 - December 31, 1997 (one year)
  Cumulative Total Return:

   ERV  = (11.78 x 1.0879050) - (12.09 x 1.041687)  x 1000 + 1000 = 1017.59
          ----------------------------------------
                  (10.70 x 1.010386)

   P    = 1000

   C    = 1017.59   -  1  = 0.017590 = 1.76%
          -------                      ----
           1000

Average Annual Return:              Same

February 17, 1995 - December 31, 1997 (life of fund)
  Cumulative Total Return:

   ERV  = (11.78 x 1.0879050) - (10.00 x 1.0) x 1000 + 1000  = 1281.55
           ----------------------------------
                     (10.00 x 1.0)

   P    = 1000

   P    = 1281.55   -  1  =  0.28155  = 28.16%
          -------                       -----
           1000

Average Annual Return:

                      1
                  --------
    (0.28155 + 1) (2.871233)   -  1 = 0.0902  = 9.02%
                                                ----

                       LEGG MASON EMERGING MARKETS TRUST

December 31, 1995 - December 31, 1996 (one year)
  Cumulative Total Return:

   ERV  = (9.85 x  1.0039480) - (10.51 x 1.0029010)  x 1000 + 1000 = 938.12
          -----------------------------------------
                    (10.70 x 1.010386)

   P    = 1000

   C    = 938.12   -  1  = -0.06188 = -6.18%
          ------                      -----
           1000

Average Annual Return:              Same

May 28, 1996 - December 31, 1996 (life of fund)
  Cumulative Total Return:

   ERV  = (9.85 x 1.0039480) - (10.00 x 1.0) x 1000 + 1000  = 988.88
           ---------------------------------
               (10.00 x 1.0)

   P    = 1000

   P    = 988.88   -  1  =  -0.01112  = -1.11%
          ------                        -----
           1000